UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Managed Duration Investment Grade Municipal Fund

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MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

Notice of Annual Meeting of Shareholders to be held on October 18, 2010

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) will be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, October 18, 2010 at 1:00 p.m., Central Time, for the purposes of considering and voting upon the following:

1.	The election of two Class III Trustees of the Fund to hold office for a term of three years and until their successors are duly elected and qualified; and
2.	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof;

as set forth in the Proxy Statement accompanying this Notice. You will need proof of ownership of the Fund’s shares of beneficial interest to enter the meeting or, if your shares are held in a brokerage or bank account (in “street name”), a proxy from the street name holder.

     The close of business on August 19, 2010 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                 By Order of the
                                 Board of Trustees of the Fund,

                                 J. Thomas Futrell
                                 Chief Executive Officer

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED
     PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL
YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Corporate Accounts (1) ABC Corp (2) ABC Corp (3) ABC Corp., c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan Trust Accounts	Valid Signature ABC Corp. (by John Doe, Treasurer) John Doe, Treasurer John Doe John Doe, Trustee
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Partnership Accounts
(1) ABC Partnership	Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership	Jane B. Smith, General Partner
Custodial or Estate Accounts
(1) John B. Smith, Cust.,
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 18, 2010

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) of the Fund to be held at the offices of Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, October 18, 2010, at 1:00 p.m., Central Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is expected that the notice of annual meeting, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about September 17, 2010.

     The close of business on August 19, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On August 19, 2010, there were 6,749,259 shares of the Fund’s common shares outstanding and 2,778 shares of the Fund’s auction market preferred shares (“preferred shares”) outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

     In accordance with the Fund’s Second Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal (including the election of each of the Board nominees for election), the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Second Amended and Restated Agreement and Declaration of Trust and Third Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the Proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

     Broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposal.

     At the Meeting, the preferred shareholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund’s common shareholders and will vote together with common shareholders as a single class on all proposals to be brought before the Meeting.

Summary of Voting Rights

PROPOSAL 1: ELECTION OF TRUSTEES

	Common Shareholders	Preferred Shareholders
Randall C. Barnes	X	X
Clifford D. Corso	X	X

     Election of Messrs. Barnes and Corso to the Board will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders, voting together as a single class, of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

Additional Information

     The principal executive offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. Cutwater Asset Management Corp. (“Cutwater”), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund’s investment adviser. Cutwater is an indirect wholly-owned subsidiary of MBIA Inc., a Connecticut Corporation and a New York Stock Exchange listed company with principal offices at 113 King Street, Armonk, New York 10504. The Fund’s administrator is Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) (formerly known as Claymore Advisors, LLC), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund’s

accounting agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286.

PROPOSAL: ELECTION OF TRUSTEES

     The Fund’s Board of Trustees is presently comprised of five (5) Trustees. The Board is divided into three classes, and members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

     At the Annual Meeting of Shareholders held on November 11, 2004, the Fund’s shareholders elected the Board of Trustees to a staggered term in accordance with the Fund’s Agreement and Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2010.

     At the Meeting this year, two Class III Trustees are to be elected. Common shareholders and preferred shareholders, voting together as a single class, will be asked to elect two Class III Trustees to serve for a term of three years, and until their successors are duly elected and qualified. The term of office of the Class III Trustees, if elected at this Meeting, expires at the annual meeting of shareholders to be held in 2013, or thereafter when their respective successors are duly elected. However, the term of office of a Class III Trustee shall also terminate and a vacancy shall occur in the event of the Trustee’s death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee.

     At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Messrs. Barnes and Corso as Class III Trustees of the Fund. Messrs. Barnes and Corso are currently members of the Fund’s Board and were last elected by shareholders in 2007.

     Each nominee has agreed to serve if elected. There is no reason to believe that either nominee will become unavailable for election as a Trustee of the Fund, but if that should occur before the Meeting, votes will be cast for the persons the Nominating and Governance Committee and the Board of Trustees recommend.

Information Regarding Trustee Nominees

     The following table provides information concerning the nominees for election as Trustees and the other Trustees of the Fund:

Number of
		Term of		Portfolios in
		Office(2)		Fund Complex(3)
		and the		Overseen by	Other
Name,	Position(s)	Length		Nominees	Directorships
Address(1)and	Held with	of Time	Principal Occupation(s)	(Including	Held by the
Year of Birth	the Fund	Served	During Past Five Years	the Fund)	Nominees

Independent Trustee* Nominee

Randall C. Barnes,	Trustee	Since 2006	Private Investor. Formerly, Senior Vice	1	Trustee,
Year of Birth: 1951	Class III		President, Treasurer of PepsiCo, Inc.		Advent Claymore
			(1993-1997), President, Pizza Hut		Convertible
			International (1991-1993) and Senior		Securities and
			Vice President, Strategic Planning and		Income Fund,
			New Business Development of PepsiCo,		Advent/Claymore
			Inc. (1987-1997).		Enhanced Growth
& Income Fund,
Advent/Claymore
Global Convertible
Securities &
Income Fund,
Claymore
Dividend &
Income Fund,
Claymore/
Guggenheim
Strategic
Opportunities
Fund,
Guggenheim
Enhanced Equity
Income Fund (f/k/a
Old Mutual
Claymore Long-
Short Fund),
Fiduciary/
Claymore MLP
Opportunity Fund,
TS&W/ Claymore
Tax-Advantaged
Balanced Fund,
Madison/
Claymore Covered
Call & Equity
Strategy Fund,
Claymore
Exchange-Traded
Fund Trust,
Claymore
Exchange-Traded
Fund Trust 2.
Interested Trustee† Nominee

Clifford D. Corso†	President	Since 2003	President, Cutwater Asset Management	1	None.
Year of Birth: 1961	and Trustee		Corp. (CMC); Chief Investment Officer of MBIA
	Class III		Insurance Corp., President, Rivus Bond Fund.

     The other Trustees who are not standing for election at the 2010 Annual Meeting of Shareholders are:

Number of
		Term of		Portfolios in
		Office(2)		Fund Complex(3)
		and the		Overseen by	Other
Name,	Position(s)	Length		Nominees	Directorships
Address(1)and	Held with	of Time	Principal Occupation(s)	(Including	Held by the
Year of Birth	the Fund	Served	During Past Five Years	the Fund)	Nominees

Independent Trustees*

Ronald A. Nyberg,	Trustee	Since 2003	Partner of Nyberg & Cassioppi, LLC, a	1	Trustee,
Year of Birth: 1953	Class I		law firm specializing in corporate law,		Claymore
			estate planning and business transactions		Dividend &
			(2000 - present). Formerly, Executive Vice		Income Fund,
			President, General Counsel, and Corporate		Claymore/
			Secretary of Van Kampen Investments		Guggenheim
			(1982-1999).		Strategic
Opportunities
Fund, Advent
Claymore
Convertible
Securities and
Income Fund,
Advent/Claymore
Enhanced Growth
& Income Fund,
Advent/Claymore
Global Convertible
Securities &
Income Fund,
Fiduciary/
Claymore MLP
Opportunity Fund,
Guggenheim
Enhanced Equity
Income Fund (f/k/a
Old Mutual/
Claymore Long-
Short Fund),
Madison/
Claymore Covered
Call & Equity
Strategy Fund,
Western
Asset/Claymore
Inflation-Linked
Securities &
Income Fund,
Western
Asset/Claymore
Inflation-Linked
Opportunities &
Income Fund,
TS&W/Claymore
Tax-Advantaged
Balanced Fund,
Claymore
Exchange-Traded
Fund Trust,
Claymore
Exchange-Traded
Fund Trust 2.

Number of
		Term of		Portfolios in
		Office(2)		Fund Complex(3)
		and the		Overseen by	Other
Name,	Position(s)	Length		Nominees	Directorships
Address(1)and	Held with	of Time	Principal Occupation(s)	(Including	Held by the
Year of Birth	the Fund	Served	During Past Five Years	the Fund)	Nominees

Ronald E.	Trustee	Since 2003	Retired. Formerly, Vice President, Manager	1	Trustee,
Toupin, Jr.	Class II		and Portfolio Manager of Nuveen Asset		Claymore
Year of Birth: 1958			Management (1998-1999), Vice President		Dividend &
	Chairman	Since	of Nuveen Investment Advisory Corporation		Income Fund,
	of the	November	(1992-1999), Vice President and Manager of		Claymore/
	Board	2004	Nuveen Unit Investment Trusts (1991-1999),		Guggenheim
			and Assistant Vice President and Portfolio		Strategic
			Manager of Nuveen Unit Investment		Opportunities
			Trusts (1988-1999), each of John Nuveen &		Fund,
			Company, Inc. (1982-1999).		Guggenheim
Enhanced Equity
Income Fund (f/k/a
Old
Mutual/Claymore
Long-Short Fund),
Fiduciary/
Claymore MLP
Opportunity Fund,
Madison/
Claymore Covered
Call & Equity
Strategy Fund,
Western
Asset/Claymore
Inflation-Linked
Securities &
Income Fund,
Western
Asset/Claymore
Inflation-Linked
Opportunities &
Income Fund,
TS&W/Claymore
Tax-Advantaged
Balanced Fund,
Claymore
Exchange-Traded
Fund Trust,
Claymore
Exchange-Traded
Fund Trust 2.

Number of
		Term of		Portfolios in
		Office(2)		Fund Complex(3)
		and the		Overseen by	Other
Name,	Position(s)	Length		Nominees	Directorships
Address(1)and	Held with	of Time	Principal Occupation(s)	(Including	Held by the
Year of Birth	the Fund	Served	During Past Five Years	the Fund)	Nominees

Interested Trustee

Kevin M. Robinson	Trustee	Since 2009	Senior Managing Director, General Counsel	1	Trustee,
Year of Birth: 1959	Class II		and Corporate Secretary (2007-present) of		Claymore/
			Claymore Advisors, LLC and Claymore		Guggenheim
	Chief		Securities, Inc.; Chief Legal Officer of		Strategic
	Legal	Since 2008	certain funds in the Claymore’s fund complex.		Opportunities
	Officer		Formerly, Associate General Counsel		Fund.
(2000- 2007) of NYSE Euronext, Inc.
Formerly, Archipelago Holdings, Inc. Senior
Managing Director and Associate General
Counsel (1997-2000) of ABN Amro Inc.
Formerly, Senior Counsel in the Enforcement
Division (1989-1997) of the U.S. Securities
and Exchange Commission.

*	“Independent Trustees” are those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange (“NYSE”) listing standards.
†	“Interested Person” of the Fund as defined in the 1940 Act. Mr. Corso is an interested person of the
Fund because he is an officer of the Investment advisor and certain of its affiliates.
(1)	The business address of each Trustee is c/o Claymore Securities, Inc., 2455 Corporate West Drive,
Lisle, Illinois 60532.
(2)	The term of the office of the Class I Trustee expires in 2011 or when his successor is duly elected and qualified. If elected, the term of office of the Class II Trustee expires in 2012 or when his successor is duly elected and qualified. The terms of office of the Class III Trustees expire in 2013, or when their respective successors are duly elected and qualified. However, the term of office of a
Trustee shall terminate and a vacancy shall occur in the event of the Trustee’s death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.
(3)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of a Fund Complex.

Qualifications and Experience of Trustees and Nominees

The Trustees and nominees were selected to serve and continue on the Board of Trustees, as applicable, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee and nominee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of

Trustees or nominees are pursuant to requirements of the SEC, do not constitute holding out of any Trustee or nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason therof.

Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since 2006. Mr. Barnes has also served as a trustee of the funds in the Claymore fund complex since 2004 and on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee and as chairman of the Audit Committee, his role with other funds, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Clifford D. Corso. Mr. Corso has served as a Trustee of the Fund since 2003 and is currently CEO and CIO of Cutwater. Through his service as a Trustee of the Fund and his professional training and employment experience, including Senior Executive of Cutwater, Mr. Corso is experienced in financial, regulatory and investment matters.

Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund since 2003. Mr. Nyberg has also served as a trustee of the funds in the Claymore fund complex since 2003. Through his service as a Trustee and as chairman of the Nominating & Governance Committee, his role with other funds, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Kevin M. Robinson. Mr. Robinson has served as a Trustee of the Fund since 2009 and also as a trustee of another fund in the Claymore fund complex since 2009. Through his service as a Trustee of the Fund, his role with another fund, and his experience as General Counsel of Claymore Group Inc. and certain of its affiliated companies, including Guggenheim Funds Investment Advisors, LLC and Claymore Securities, Inc., Mr. Robinson is experienced in financial, investment and regulatory matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund since 2003. Mr. Toupin has also served as a trustee of the funds in the Claymore fund complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, his role with other funds, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee and nominee also has considerable familiarity with the Cutwater and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund, as applicable.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has provided for the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, Cutwater and other service providers to the Fund, as applicable, also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from Cutwater on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Cutwater personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and its Audit Committee periodically review. The Board also requires Cutwater to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Trustees’ Prior Legal and Disciplinary Actions

The Trustees, including the nominees, have no prior legal or disciplinary actions.

Board Committees and Meetings

     Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Cutwater, Guggenheim Funds, the custodian, the transfer agent and the servicing agent. As part of this process, the Trustees consult with the Fund’s independent registered public accounting firm and with their independent legal counsel.

     During the fiscal year ended July 31, 2010, the Board of Trustees met six times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

     The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

     Audit Committee. The Fund’s Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be “interested persons” of the Fund, Cutwater or its affiliates, or Claymore or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee. The Audit Committee is, among other things, responsible for: (i) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund’s financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund’s independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund’s independent registered public accounting firm and (iv) discussing the Fund’s annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. This Committee met three times during the fiscal year ended July 31, 2010. The Fund adopted an Audit Committee Charter at a meeting held on July 21, 2003, as amended at a meeting held on July 15, 2004, a copy of the Audit Committee Charter is attached as Exhibit A.

     Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the

Nominating and Governance Committee. Only Trustees who are not “interested  persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating and Governance Committee met four times during the Fund’s fiscal year ended July 31, 2010. The Fund most recently adopted a Nominating and Governance Committee Charter at a meeting held on November 11, 2004, which was most recently amended at a meeting held on October 20, 2008. A copy of the Nominating and Governance Committee Charter was attached to the Proxy Statement of the Fund filed with the Securities and Exchange Commission (“SEC”) on December 11, 2009.

     The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of the Fund, among any others it may deem relevant:

•
whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•
whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution the individual can make to the Board and the Fund, with consideration being given to the individual’s educational background and business and professional experience;

•	the character and integrity of the individual;

•	the overall diversity of the Board’s composition; and

•
the Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to assist in the identification of nominees who are not “interested persons” as defined in the 1940 Act (“Independent Trustee Nominees”).

Following an initial evaluation by the Committee, a nominee must:

•
be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

•	be prepared to submit character references and agree to appropriate background checks; and

•	be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

 Messrs. Barnes and Corso currently serve as Trustees and were unanimously nominated by the Board of Trustees, including the Independent Trustees, and the Nominating and Governance Committee.

Equity Ownership

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Trustee as of September 8, 2010.

Aggregate Dollar Range of
Equity Securities in All Funds
Overseen or to be Overseen by
Name of	Dollar Range of Equity	Trustee/Nominee in the Family
Trustee/Nominee	Securities in the Fund	of Investment Companies
Independent Trustee Nominee
Randall C. Barnes	None	None
Interested Trustee Nominee
Clifford D. Corso	None	None
Independent Trustees
Ronald A. Nyberg	$1-$10,000	$1-$10,000
Ronald E. Toupin, Jr.	None	None
Interested Trustees
Kevin M. Robinson	None	None

     As of September 8, 2010, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. As of September 8,

2010, none of the Independent Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., Cutwater or Guggenheim Funds or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc. or Cutwater or Guggenheim Funds.

Security Ownership of Certain Beneficial Owners

     As of August 19, 2010 the registered shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) who owned of record, or owned beneficially, more than 5% of any class of the Fund’s shares outstanding is noted in the table below.

Percentage
Number of Shares	of Class	Name	Address
1,078,264 (Common Shares)	16% (Common	First Trust	120 E. Liberty Drive,
	Shares)(1)	Portfolios	Wheaton, IL 60187

2,485 (Preferred Shares)	89.4% (Preferred	Bank of	100 North Tyron Street,
	Shares) (2)	America	Charlotte, NC 28255
Corporation

(1)	Based upon information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on August 10, 2010.

(2)	Based upon information obtained from Schedule 13G filed with the Securities and Exchange Commission on March 12, 2010.

     As of the close of business on August 19, 2010, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 6,711,127 shares of the 6,749,259 common shares (representing approximately 99%) of the outstanding common shares) and 2,778 preferred shares, equal to 100% of the Fund’s outstanding preferred shares.

Compensation

     Cutwater pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries. Guggenheim Funds pays all compensation of officers and employees of the Fund who are affiliated persons of Guggenheim Funds.

     The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $4,500 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

     The Fund does not provide any pension or retirement benefits to the Trustees or its officers.

     The following table sets forth the compensation paid by the Fund to the Independent Trustees during the fiscal year ended July 31, 2010 and the aggregatecompensation paid to them from all registered funds in the Fund Complex (as defined above) for the calendar year ended December 31, 2009.

			Aggregate
		Aggregate	Compensation
		Compensation	from the Fund
Name of Trustee	Position with the Fund	from the Fund for the Fiscal Year Ended 7/31/10	and Fund Complex for the Calendar Year Ended 12/31/09
Independent Trustee Nominee
Randall C. Barnes	Trustee	$19,625	$15,500
Interested Trustee Nominee
Clifford D. Corso	Trustee	$0	$0
Independent Trustees
Ronald A. Nyberg	Trustee	$19,625	$15,000
Ronald E. Toupin, Jr.	Trustee	$23,375	$18,250
Interested Trustee
Kevin M. Robinson	Trustee	$0	$0

Required Vote

     As described above, election of Messrs. Barnes and Corso to the Board of Trustees will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustee at the Meeting, in person or by proxy.

 THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT
“INTERESTED PERSONS,” UNANIMOUSLY RECOMMEND THAT THE
SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR TRUSTEE.

Expenses of Proxy Solicitation

The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of Cutwater or its affiliates (none of whom will receive additional compensation therefore) or Guggenheim Funds or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Additional Information

Report of the Audit Committee

     After the meeting of the Audit Committee on July 19, 2010, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent registered public accounting firm to the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, such as the quality of the Fund’s accounting principles and internal controls and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm’s independence with E&Y.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended July 31, 2010. Additionally, the Audit Committee recommended that E&Y be appointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2011.

Submitted by the Audit Committee
of the Fund’s Board of Trustees

Randall C. Barnes, Chairperson
Ronald A. Nyberg
Ronald E. Toupin, Jr.

Executive Officers of the Fund

     Certain biographical and other information relating to the officers (other than Mr. Robinson and Mr. Corso whose biographical information is given above) of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

Term of
Name, Address(1)		Office(2) and
and Year		Year First	Principal Occupation During
of birth	Title	Appointed	the Past Five Years
J. Thomas Futrell	Chief	Since 2008	Senior Managing Director, Chief Investment
Year of birth: 1955	Executive		Officer (2008-present) of Guggenheim Funds Investment
	Officer		Advisors, LLC and Claymore Securities, Inc.; Chief
Executive Officer of certain funds in the
Claymore fund complex. Formerly, Managing
Director in charge of Research for Nuveen
Asset Management (2000-2007).

Steven M. Hill	Chief	Since 2006	Senior Managing Director of Claymore
Year of Birth: 1964	Financial		Advisors, LLC and Claymore Securities, Inc.
	Officer,		(2005-present), formerly Chief Financial
	Chief		Officer of Claymore Group Inc. (2005-2006).
	Accounting		Managing Director of Guggenheim Funds Investment
	Officer and		Advisors, LLC and Claymore Securities, Inc. (2003-
	Treasurer		2005). Previously, Treasurer of Henderson
Global Funds and Operations Manager for
Henderson Global Investors (NA) Inc. (2002-
2003); Managing Director, FrontPoint Partners
LLC (2001-2002); Vice President, Nuveen
Investments (1999-2001); Chief Financial
Officer, Skyline Asset Management LP,
(1999); Vice President, Van Kampen
Investments and Assistant Treasurer, Van
Kampen mutual funds (1989-1999).

James DiChiaro	Vice	Since 2009	Vice President of Cutwater Asset
Year of Birth: 1976	President		Management (1999-present)

Jeffrey MacDonald	Vice	Since 2007	Director of Advisory Services Portfolio
Year of Birth: 1970	President		Management, Cutwater Asset Management
(2007-present). Formerly, Vice President and
Portfolio Manager, Hartford Investment
Management Company (2005-2007); Fixed
Income Portfolio Analyst, Wellington
Management Company (2000-2004).

Leonard I. Chubinsky Assistant		Since 2006	General Counsel and Secretary, Cutwater.
Year of Birth: 1948	Vice
President
and Assistant
Secretary

James Howley	Assistant	Since 2006	Vice President, Fund Administration of
Year of Birth: 1972	Treasurer		Claymore Securities, Inc. (2004-present).
Assistant Treasurer of certain funds in the
Claymore fund complex. Previously, Manager,
Mutual Fund Administration of Van Kampen
Investments, Inc. (1996-2004).

Term of
Name, Address(1)		Office(2) and
and Year		Year First	Principal Occupation During
of birth	Title	Appointed	the Past Five Years
Mark J. Furjanic	Assistant	Since 2008	Vice President, Fund Administration-Tax
Year of birth: 1959	Treasurer		(2005-present) of Guggenheim Funds Investment Advisors,
LLC and Claymore Securities, Inc.; Assistant Treasurer
of certain funds in the Claymore fund complex.
Formerly, Senior Manager for Ernst & Young
LLP (1999-2005).

Donald P. Swade	Assistant	Since 2008	Vice President, Fund Administration (2006-
Year of birth: 1972	Treasurer		present) of Guggenheim Funds Investment Advisors,
LLC and Claymore Securities, Inc.; Assistant Treasurer
of certain funds in the Claymore fund complex.
Formerly, Manager-Mutual Fund Financial
Administration for Morgan Stanley/Van
Kampen Investments (2003-2006).

Melissa J. Nguyen	Secretary	Since 2006	Vice President and Assistant General Counsel
Year of Birth: 1978			of Claymore Securities, Inc. (2005-present).
Secretary of certain funds in the Claymore fund
complex. Formerly, Associate, Vedder Price
P.C. (2003-2005).

Elizabeth H. Hudson	Assistant	Since 2009	Assistant General Counsel of Claymore Group,
Year of Birth: 1980	Secretary		Inc. (2009-present). Assistant Secretary of
certain funds in the Claymore fund complex.
Previously, Associate at Bell, Boyd & Lloyd
LLP (nka K&L Gates LLP) (2007-2008). J.D.,
Northwestern University (2004-2007).

Mark E. Mathiasen	Assistant	Since 2007	Vice President; Assistant General Counsel of
Year of Birth: 1978	Secretary		Claymore Securities, Inc. (2007-present).
Secretary of certain funds in the Claymore fund
complex. Previously, Law Clerk, Idaho State
Courts (2003-2006).

Bruce Saxon	Chief	Since 2006	Vice President - Fund Compliance Officer of
Year of Birth: 1957	Compliance		Guggenheim Funds Investment Advisors, LLC
CCO of certain funds in the Claymore fund
complex. Chief Compliance Officer/Assistant
Secretary of Harris Investment Management,
Inc. (2003-2006). Director-Compliance of
Harrisdirect LLC (1999-2003).

(1)	The business address of each officer is c/o Claymore Securities, Inc., 2455 Corporate West Drive,
Lisle, Illinois 60532.

(2)	Elected by and serves at the pleasure of the Board of Trustees of the Fund or until their successors have been duly elected and qualified.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) served as the Fund’s independent registered public accounting firm for the fiscal years ended July 31, 2010 and July 31, 2009.

The report of E&Y on the Fund’s financial statements for the fiscal years ended July 31, 2010 and July 31, 2009 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the

Fund’s fiscal years ended July 31, 2010 and July 31, 2009 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.

If requested by any shareholder, a representative of E&Y will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

Audit Fees. Audit Fees are fees related to the annual audit of the Fund’s financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2010, E&Y billed $34,000 to the Fund, including out of pocket expenses. For the fiscal year ended July 31, 2009, E&Y billed $34,000 to the Fund, including out-of-pocket expenses.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2010 were $6,300 and for the fiscal year ended July 31, 2009 were $6,300. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Fund for the Fund’s fiscal year ended July 31, 2010 or for the fiscal year ended July 31, 2009.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2010 were $6,000 and for the fiscal year ended July 31, 2009 were $6,900. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund’s fiscal year ended July 31, 2010 or July 31, 2009.

All Other Fees. All Other Fees are fees related to products and services other than those services reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” There were no All Other Fees billed by E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2010 or for the fiscal year ended July 31, 2009.

Aggregate Non-Audit Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2010 were $12,300, consisting of $6,300 Audit Related Fees and $6,000 Tax Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2009 were $13,200, consisting of $6,300 Audit-Related Fees and $6,900 Tax Fees. No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2010 or for the fiscal year ended July 31, 2009.

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Cutwater or any entity controlling, controlled by, or under common control with Cutwater (and such other entities, together, the “Service Affiliates”) if such services related directly to the operations and financial reporting of the Fund.

None of the services described above, provided in the fiscal year ended July 31, 2010 or the fiscal year ended July 31, 2009, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to Cutwater and Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining E&Y’s independence, respectively. All services provided by E&Y to the Fund, Cutwater or Service Affiliates that were required to be pre-approved were pre-approved as required.

Section 16(a) Beneficial Ownership Reporting Compliance

Each Trustee and certain officers of the Fund, Cutwater, certain affiliated persons of Cutwater and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Trustees and relevant officers, Cutwater and relevant affiliated persons of Cutwater have complied with all applicable filing requirements during the fiscal year ended July 31, 2010, except for one filing listed below:

1.	One filing involving Elizabeth Hudson, an officer, was inadvertently not timely reported on Form 3.

Proposals to be Submitted by Shareholders and Other Shareholders and Other Shareholder Communications

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2011 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than May 20, 2011. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than August 3, 2011. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Other Information

THE FUND’S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 2010, AND THE FUND’S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WHEN AVAILABLE FREE OF CHARGE BY WRITING TO THE FUND AT 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, OR BY CALLING TOLL-FREE 1-866-819-5301.

Delivery of Documents to Shareholders Sharing an Address

In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund’s Servicing Agent, Claymore Securities, at 1-866-819-5301, and requests in writing should be sent to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Claymore Securities at the address above.

September 16 , 2010

EXHIBIT A

MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

AUDIT COMMITTEE CHARTER

I.	Membership and Qualifications

A.  The Audit Committee of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) shall be composed entirely of directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, and as required under Section 303A of the New York Stock Exchange Listed Company Manual. The Audit Committee shall consist of not fewer than three (3) of such directors. The Board of Trustees of the Fund (the “Board”) may replace members of the Audit Committee at any time in its sole discretion.

B. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

C. The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

II.	Function and Purposes

A. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.

B. The independent auditors for the Fund shall report directly to the Audit Committee.

C. The purposes of the Audit Committee are:

1. to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal controls over financial reporting of certain third-party service providers;

2. to oversee the quality, integrity and objectivity of the Fund’s financial statements and the independent audit thereof;

3. to approve prior to appointment the engagement of the Fund’s independent auditors;

A–1

4.  to act as liaison between the Fund’s independent auditor and the Board;
5.  to select, oversee and set the compensation of the Fund’s  independent auditor;

6. to assist with the Board’s oversight of (1) the integrity of the Fund’s financial statements; (2) the Fund’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; and (4) the performance of the Fund’s internal audit function and of its independent auditor;

7. to prepare an audit committee report as required by the Securities Exchange Commission, to be included in the Fund’s annual proxy statement;

8. to, at least annually, obtain and review a report by the independent auditor describing (1) the firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) to assess the independent auditor’s independence with regard to all relationships between the independent auditor and the Fund;

9. to discuss the Fund’s annual audited financial statements and semi-annual financial statements with management and the independent auditor;

10. to discuss the Fund’s earnings press releases, financial information and earnings guidance provided to analysts and rating agencies, if any;

11. to discuss policies with respect to risk assessment and risk management;

12. to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditor;

13. to review with the independent auditor any audit problems or difficulties and management’s responses to the same;

14. to set clear hiring policies for the Fund as regards the hiring of employees or former employees of the independent auditor; and

15. to report regularly to the Board.

D. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. to select, retain and terminate the Fund’s independent auditor and, in connection therewith, to evaluate the independence of the independent auditor, including whether the independent auditor provides any consulting services to the Fund, and to receive the independent auditor’s specific representations as to

A–2

its independence. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

a. all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

b. any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

c. the audit firm’s internal quality-control procedures;

2. to meet with the Fund’s independent auditor, including private meetings, as necessary (1) to review and approve the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (2) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of such audits; (3) to consider the independent auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (4) to review the form of opinion the independent auditor proposes to tender to the Board and shareholders of the Fund; and (5) to obtain an annual performance evaluation of the Audit Committee;

3. to review and approve the fees charged by the auditors for audit and non-audit services;

4. to investigate any improprieties or suspected improprieties in the Fund’s financial and accounting operations;

5. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent auditor;

6. to engage independent counsel and other advisers, as the Audit Committee deems necessary to carry out its duties;

7. to establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters;

8. to establish procedures for the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting or auditing matters;

9. to establish such procedures for the confidential, anonymous submission by employees of the investment adviser, administrator, principal

A–3

underwriter, or any other provider of accounting-related services for the Fund, as well as the employees of the management company;

10. to be directly responsible for the appointment, compensation and oversight of the work of any independent auditor employed by the Fund (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or providing other audit, review or attest services for the Fund, and each such independent auditor shall report directly to the Audit Committee;

11. to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate; and

12. to perform such other functions consistent with this Charter, the governing instruments of the Fund and the governing law, as the Audit Committee or the Board shall deem necessary or appropriate.

III.	Operations of the Audit Committee

A. The Audit Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

B.  The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by the Fund’s bylaws and by law.

C. The Audit Committee may select one of its members to be chair and may select a co- chair.

D. The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

E. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

F. The Audit Committee shall review this Charter at least annually and recommend any changes to the Board.

G. The Audit Committee shall evaluate its performance at least annually.

Adopted: July 15, 2004

A–4

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1   KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.       DETACH AND RETURN THIS PORTION ONLY

CLAYMORE

For All   Withhold All   For All Except
   0       0         0

To withhold  authority  to vote for any individual nominee(s),  mark "For All Except"  and write the number(s)  of  the  nominee(s)  on  the  line  below.

1.      Election of Trustees:

    Class III Nominees, to serve until the 2013 Annual Meeting of Shareholders:
01)  Randall C. Barnes
         02)  Clifford D. Corso

2.      Any other business that may properly come before the Meeting.

For      Against       Abstain
 0             0                 0
The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Signature [PLEASE SIGN WITHIN BOX]       Date         Signature (Joint Owners)       Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Statement is available at www.proxyvote.com.

<XXXXX>2

Solicited by the Board of Trustees
Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
October 18, 2010

PREFERRED

The undersigned holder of preferred shares of Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Kevin M. Robinson and Melissa J. Nguyen, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Claymore Securities, Inc.,
2455 Corporate West Drive, Lisle, IL on Monday, October 18, 2010 at 1:00 p.m., Central Daylight Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>3      KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY

CLAYMORE

For All   Withhold All   For All Except
   0       0         0

To withhold  authority  to vote for any individual nominee(s),  mark "For All Except"  and write the number(s)  of  the  nominee(s)  on  the  line  below.

1.      Election of Trustees:

Class III Nominees, to serve until the 2013 Annual Meeting of Shareholders:

01)  Randall C. Barnes
02)  Clifford D. Corso

2.      Any other business that may properly come before the Meeting.

For      Against       Abstain
 0             0                 0
The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Signature [PLEASE SIGN WITHIN BOX]       Date         Signature (Joint Owners)       Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Statement is available at www.proxyvote.com.

<XXXXX>4

Solicited by the Board of Trustees
Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
October 18, 2010

COMMON

The undersigned holder of common shares of Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Kevin M. Robinson and Melissa J. Nguyen, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all common shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Claymore Securities, Inc.,
2455 Corporate West Drive, Lisle, IL on Monday, October 18, 2010 at 1:00 p.m., Central Daylight Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.